SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) Of The
SECURITIES  EXCHANGE
ACT of 1934

Date of Report:                         January 23, 1996

Exact name of registrant
as specified in its charter:       BELL ATLANTIC CORPORATION

Commission File No.:                    1-8606

State of Incorporation:            Delaware

IRS Employer Identification No.:   23-2259884

Address of principal
executive offices:                 1717 Arch Street
                                   Philadelphia, Pennsylvania
Zip Code                           19103

Registrant's telephone number,
including area code:                    (215) 963-6000

Former name or former address,
if changed since last report:      N/A




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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its by the undersigned duly authorized.


BELL ATLANTIC CORPORATION


By:  /s/ William O. Albertini
     William O. Albertini
     Vice President and Chief
     Financial Officer


Date: January 23, 1996





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Item 5.  Other Events.

     Attached as an exhibit hereto is a copy of a press release issued by Bell Atlantic Corporation (the "Company") dated January 23, 1996 announcing annual earnings for 1995.





Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (20)   Press Release dated January 23, 1996






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                             EXHIBIT INDEX


Exhibit No.             Description               Page No.


  (20)                  Press Release dated
                        January 23, 1996